EXHIBIT 21.1


                           SUBSIDIARIES OF THE COMPANY





NAME                                                     JURISDICTION OF ORGANIZATION
----                                                     ----------------------------

Triton Asia Holdings, Inc.                                     Cayman Islands
Triton Brazil, Inc.                                            Cayman Islands
Triton Colombia, Inc.                                          Cayman Islands
Triton Ecuador, Inc. LLC                                       Cayman Islands
Triton Energy Corporation                                      Delaware
Triton Equatorial Guinea, Inc.                                 Cayman Islands
Triton Equatorial Guinea Resources, Inc.                       Cayman Islands
Triton Exploration Services, Inc.                              Delaware
Triton Financial Services, Inc.                                Cayman Islands
Triton Gabon (Otiti), Inc.                                     Cayman Islands
Triton Gabon (Tolo), Inc.                                      Cayman Islands
Triton Hellas Exploration and Exploitation
 of Hydrocarbons Anonymous Industrial Technical and
 Commercial Company                                            Greece
Triton International Finance, Inc.                             Cayman Islands
Triton International Oil Corporation                           Delaware
Triton International Oil Corporation                           Cayman Islands
Triton International Petroleum, Inc.                           Cayman Islands
Triton Italy, Inc.                                             Cayman Islands
Triton Madagascar, Inc.                                        Cayman Islands
Triton Mediterranean Oil & Gas N.V.                            Netherlands
Triton Oil Company of Thailand Ltd. Co.                        Texas
Triton Oil Company of Thailand (JDA) Limited                   Cayman Islands
Triton Oman Resources, Inc.                                    Cayman Islands
Triton Oman, Inc.                                              Cayman Islands
Triton Pipeline Colombia, Inc.                                 Cayman Islands
Triton Ventures, Inc.                                          Cayman Islands